                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 3, 2007


                               BCSB BANKCORP, INC.
                               -------------------
               (Exact Name Of Registrant As Specified In Charter)


       UNITED STATES                     0-24589                52-2108333
-------------------------------      ------------------    --------------------
(State Or Other Jurisdiction           (Commission           (IRS Employer
Of Incorporation)                      File Number)         Identification No.)


4111 E. JOPPA ROAD, SUITE 300, BALTIMORE, MARYLAND                    21236
--------------------------------------------------------------------------------
(Address Of Principal Executive Offices)                            (Zip Code)


       Registrant's telephone number, including area code: (410) 256-5000
                                                           --------------


                                 NOT APPLICABLE
         --------------------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02    NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED
             -------------------------------------------------------------------
             AUDIT REPORT OR COMPLETED INTERIM REVIEW.
             -----------------------------------------

         On July 3, 2007, management and the Audit Committee of the Board of Directors of the Company determined that the Company's financial statements, for each of the three years ended September 30, 2006, and for each of the quarters ended during the period from June 30, 2004 through March 31, 2007 should no longer be relied upon as a result of the accounting treatment applied by the Company in connection with losses resulting from unpaid loan balances associated with repossessed automobiles.

         While this reclassification of expenses within the consolidated statements of operations does not affect net income (loss), net income (loss) per share, the consolidated statements of stockholders' equity or consolidated balance sheets, the Audit Committee of the Board of Directors and management determined that the reclassification required a restatement of the consolidated statements of operations and cash flows and related notes for the periods indicated above. Losses resulting from unpaid loan balances associated with repossessed automobiles had been included in the financial line "Loss on repossessed assets" rather than included as a loan charge-off within the allowance for loan losses. This reclassification has the effect of reducing the amounts included in the line item "Loss on repossessed assets" and increasing, by a similar amount, the amounts included in "Provision for losses on loans."

         The Company intends to file an amended Annual Report on Form 10-K for the year ended September 30, 2006 and amended Quarterly Reports on Form 10-Q for the quarters ended December 31, 2006 and March 31, 2007 containing corrected consolidated statements of operations and cash flows for the respective periods.

         The Company's management and Audit Committee has consulted with Stegman & Company, who serves as the Company's independent registered public accounting firm, regarding the matters disclosed in this Form 8-K in reaching the conclusion to restate the financial statements for the above-mentioned periods to reflect the adjustments discussed herein.

         The following table presents the effect of the restatement on the Consolidated Statements of Operations for the six months and three months ended March 31, 2007 and 2006.

                                 Six Months Ended         Six Months Ended          Three Months Ended         Three Months Ended
                                 March 31, 2007            March 31, 2006             March 31, 2007             March 31, 2006
                         -----------------------------------------------------------------------------------------------------------
                                           As                            As                         As                        As
                              As       Previously        As          Previously         As      Previously       As       Previously
                           Restated     Reported       Restated       Reported       Restated    Reported     Restated     Reported
------------------------------------------------------------------------------------------------------------------------------------
Provision (recovery)
  for losses on loans     $   117     $    --        $   132         $  (109)        $    62    $    --      $   126     $    --
Loss on repossessed
  assets                      (10)       (127)           (25)           (266)            (10)       (72)           3        (123)
Net interest income
  after provision for
  losses on loans           6,072       6,189          7,240           7,481           3,036      3,098        3,620       3,746
  Total other income       (6,641)     (6,758)           765             524          (7,022)    (7,084)         385         259

         The following table presents the effect of the restatement on the Consolidated Statements of Cash Flows for the six months ended March 31, 2007 and 2006.

                                      Six Months Ended        Six Months Ended
                                       March 31, 2007          March 31, 2006
                                 -----------------------------------------------
                                                As                        As
                                    As      Previously       As       Previously
Operating Activities:            Restated    Reported     Restated     Reported
--------------------------------------------------------------------------------
Provision for losses on           $ 117     $   --        $ 132        $ (109)
  loans
Loss on repossessed
  assets                             10        127           25           266


         The following table presents the effect of the restatement on the Consolidated Statements of Operations for the three months ended December 31, 2006 and 2005.

                                    December 31, 2006        December 31, 2005
                                 -----------------------------------------------
                                                As                        As
                                    As      Previously       As       Previously
                                 Restated    Reported     Restated     Reported
--------------------------------------------------------------------------------
Provision (Recovery) for losses
  on loans                        $   55      $   --      $    6     $   (109)
Loss on repossessed
  Assets                              --          55         (28)        (143)
Net interest income
  after provision for
  losses on loans                  3,036       3,091       3,620        3,735
  Total other income                 382         327         380          265


         The following table presents the effect of the restatement on the Consolidated Statements of Cash Flows for the three months ended December 31, 2006 and 2005.

                                    December 31, 2006        December 31, 2005
                                 -----------------------------------------------
                                                As                        As
                                    As      Previously       As       Previously
Operating Activities:            Restated    Reported     Restated     Reported
--------------------------------------------------------------------------------
Provision (Recovery) for
  losses on loans                 $ 55        $ --         $  6        $(109)
Loss on repossessed
 assets                             --          55           28          143

         The following table presents the effect of the restatement on the Consolidated Statements of Operations for the years ended September 30, 2006, 2005 and 2004.

                                 September 30, 2006            September 30, 2005       September 30, 2004
                         ------------------------------------------------------------------------------------
                                             As                            As                         As
                                As       Previously        As          Previously         As      Previously
                             Restated     Reported       Restated       Reported       Restated    Reported
-------------------------------------------------------------------------------------------------------------
Provision for losses on
  loans                     $   194     $   (109)       $   453        $   168        $   708    $    487
Loss on repossessed
  assets                        (24)        (327)          (276)          (561)           (34)       (255)
Net interest income
  after provision for
  losses on loans            14,025       14,328         15,386         15,671         15,164      15,385
  Total other income          1,501        1,198          2,140          1,855          1,600       1,379

         The following table presents the effect of the restatement on the Consolidated Statements of Cash Flows for the years ended September 30, 2006, 2005 and 2004.

                                 September 30, 2006            September 30, 2005       September 30, 2004
                         ------------------------------------------------------------------------------------
                                             As                            As                        As
                                As       Previously        As          Previously       As       Previously
Operating Activities:        Restated     Reported       Restated       Reported     Restated     Reported
-------------------------------------------------------------------------------------------------------------
Provision for losses on       $ 194      $ (109)         $ 453           $168         $ 708       $ 487
  loans
Loss on repossessed
  assets                         24         327            276            561            34         255

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BCSB BANKCORP, INC.



Date: July 5, 2007                     By: /s/ Joseph J. Bouffard
                                           -------------------------------------
                                           Joseph J. Bouffard
                                           President and Chief Executive Officer